                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 (File No. 33-86154) of our report dated March 19, 1996, on our audits of the combined financial statements of Brylane and the consolidated financial statements of Brylane, L.P. We also consent to the reference to our Firm under the caption, "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Columbus, Ohio

February 14, 1997